Exhibit 99.1

Banc of America Securities 2004 Energy & Power Conference Las Vegas, NV November 15, 2004

From time to time we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "will," or other similar words. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements are described in CenterPoint Energy, Inc.'s Form 10-K for the period ended December 31, 2003 under "Risk Factors" beginning on page 26 and under "Management's Discussion and Analysis of Financial Condition and Results of Operations - Certain Factors Affecting Future Earnings" beginning on page 47 and in CenterPoint Energy, Inc.'s Form 10-Q for the quarterly period ended September 30, 2004 under "Management's Discussion and Analysis of Financial Conditions and Results of Operations - Certain Factors Affecting Future Earnings" on page 37. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Cautionary Statement Regarding Forward-Looking Information

Discussion Points Company Overview A Company in Transition Timeline Monetization of Texas Genco Recovery of true-up balance Accounting and financial implications Next steps Post Transition Strategy: What's Next

Company Overview

Three core segments focused primarily on regulated domestic energy delivery

CenterPoint Energy

CenterPoint Energy
NYSE: CNP

(81%)

Electric Transmission & Distribution	Natural Gas Distribution	Pipelines & Gathering	Electric Generation
CenterPoint Energy Houston Electric, LLC	CenterPoint Energy Resources Corp.	CenterPoint Energy Resources Corp.	Texas Genco Holdings, Inc. (NYSE:TGN)
	• 3 local distribution companies • CenterPoint Energy Gas Services (CEGS)	• CenterPoint Energy Gas Transmission Company • CenterPoint Energy - Mississippi River Transmission Corporation • CenterPoint Energy Field Services, Inc	Sale Pending

Operating Income (Electric Transmission & Distribution)

2003 : $408MM(1)

YTD 9/30/04 : $347MM(2)

Operating Income (Natural Gas Distribution)

2003 : $202MM

YTD 9/30/04 : $137MM

Operating Income (Pipelines & Gathering)

2003 : $158MM

YTD 9/30/04 : $123MM

(1) Results exclude $661mm of ECOM, $87mm reserve for Final Fuel Reconciliation and $38mm of operating income from Transition Bond Company.

(2) Results exclude $29mm operating income from Transition Bond Company and the reversal of $15mm of the reserve associated with the Final Fuel reconciliation.

November 15, 2004 Banc of America 2004 Energy & Power Conference 5

CenterPoint Energy A low risk, diversified business with large scale Large-scale, diversified regulated domestic energy delivery business One of the nation's largest combined gas and electric utilities Balanced mix of electric and natural gas assets Predictable, stable earnings and cash flow Attractive service territories Houston and Minneapolis above national average in growth and consumption Diversified from a geographic, economic and regulatory standpoint Low risk, regulated businesses No electric commodity obligation at electric utility No Provider of Last Resort risk at electric utility Low commodity risk exposure at gas LDCs

CenterPoint Energy A Company in Transition

We are in the final stage of transition Reliant Energy 2005 2004 Texas Adopts Restructuring Legislation Recovery of true-up balance RRI Spin-off 09/30/02 2002 2001 2000 1999 19% Public Distribution of Texas Genco (NYSE: TGN) Electric retail competition begins RRI IPO Monetization of Texas Genco 2003 NYSE:CNP- first day of trading

Definitive sale agreement with GC Power Acquisition LLC (consortium of private equity firms) signed July 2004 $3.65 billion transaction to close in two steps Step 1: 4Q 2004 Buy-in Minority Shareholders - $716 million Close sale of fossil assets - $2.231 billion Step 2: 1H 2005 Close sale of nuclear assets - $700 million $2.9 billion gross proceeds to CNP/ approximately $2.5 billion after tax Monetization of Texas Genco 2004 Step 1 Sale of Fossil Assets 2005 Signed TGN Definitive Sale Agreement Step 2 Sale of Nuclear Assets

Recovery of true-up balance Requested vs. PUC order ($ in millions)

Accounting and financial implications Moved Texas Genco to discontinued operations in 3Q04 Recorded $259 million net loss from discontinued operations in 3Q04 Recorded $894 million extraordinary charge in 3Q04 related to PUC true-up decision Accrue interest on approved true-up balance from date of PUC true-up order Continue dialogue with rating agencies to maintain and enhance credit ratings Liquidity remains strong; no impending debt maturities Projected coverage ratios will improve significantly; debt/total capitalization still higher than target

Results of appeal Next Steps 2006 2007 2005 Texas Genco Step 1 closing ($2.2 billion) Texas Genco Step 2 closing ($700 million) Order on Rehearing/ Appeal aspects of PUC ruling to State Courts Securitization Bonds (~ $2.0+ billion) Additional Securitization Bonds based on appeal results $ TBD PUC Final Order Approved File for rehearing at PUC Receive Retail Clawback ($177 million) 2004

Post Transition Strategy- What's Next

What's next We are disappointed with the true-up recovery but remain committed to our Vision, Strategy and Objectives PUC decision will not change our company direction Significant total monetization proceeds allow us to continue implementation of our business strategies We will continue to focus on energy delivery businesses Focus on continental, U.S. market Focus on regulated energy delivery, both electric and gas delivery We will pursue carefully targeted growth opportunities Look for complementary business expansion that leverage our core businesses Participate in industry consolidation We will continue to pursue process driven operational excellence through executing our "One Company, Get it Right and Grow" strategy

Financial objectives Maximize returns of regulated businesses Ensure gas LDCs are earning allowed rates of return Capture organic growth in existing service territories Implement productivity improvements company-wide; achieve first quartile performance Build and expand complementary and synergistic businesses Strengthen balance sheet Reduce debt from proceeds of Texas Genco sale and recovery of true-up balance Maximize internal cash flow generation through prioritization of discretionary capital expenditure and improved efficiency and productivity Achieve and maintain investment grade credit ratings

Appendix

Company Management

Skilled management team with significant Regulatory and Industry Experience

CenterPoint Energy


David McClanahan (32/32) President & CEO
Johnny Blau (32/32) Senior VP Process Improvement
Gary Whitlock (3/32) Executive VP & CFO
Preston Johnson (4/27) Senior VP HR and Shared Services
Steve Schaeffer (34/34) EVP & Group President Gas Distribution & Sales
Scott Rozzell (3/29) EVP, General Counsel & Corporate Secretary
Jim Brian (27/33) Senior VP & CAO
Joe McGoldrick (25/29) VP Strategic Planning
Brenda (Masters) Cauthen (1/20) VP Audit Services
Marc Kilbride (26/26) VP & Treasurer
Rufus Scott (19/30) VP & Deputy General Counsel
Wayne Roesler (31/38) VP Regulatory Relations
Marianne Paulsen (3/27) Director Investor Relations
Tom Standish (22/33) Senior VP & Group President Houston Electric & Information Technology
Byron R. Kelley (2/33) Senior VP & Group President Pipelines and Field Services
David Tees (36/36) President & CEO Texas Genco
Gary Cerny (24/24) President & COO CenterPoint Energy Minnegasco
Dean Liollio (20/26) President & COO CenterPoint Energy Arkla/Entex
Georgianna Nichols (21/35) President & COO Houston Gas Operations
Wayne Stinnett (21/27) Senior VP CenterPoint Energy Gas Services

Note: Numbers in parentheses indicate years with company / years of business experience.

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Business Segments

CenterPoint Energy Houston Electric Electric Transmission & Distribution Utility Focused strictly on energy delivery 5,000 square mile service area in and around Houston Approximately 1.84 million metered customers added nearly 47,000 metered customers in 2003, a 3% increase Reputation for reliability and high quality service No commodity risk or supply obligation Regulated by PUC of Texas 11.25% authorized ROE on 40% equity Rate base of $3.3 billion Recent process improvements have resulted in improved service reliability and reduced capital expenditures Operating Income: 2003: $408 MM(1) 2002: $361 MM(2) (1) Results exclude $661mm of ECOM, $87mm reserve for Final Fuel Reconciliation and $38mm of operating income from Transition Bond Company. In May 2004, the company reversed$15mm of this reserve. (2) Results exclude $697mm of ECOM and $38mm of operating income from Transition Bond Company.

CenterPoint Energy Resources Corp.
Natural Gas Distribution

- **Three LDCs serving 3 million customers in 6 states**
  - One of U.S.'s largest natural gas distribution operations in terms of number of customers served
- **Attractive service territories**
  - Added over 38,000 metered customers in 2003
  - Recognized for high quality service
- **Gas adjustment clauses mitigate fuel price risk; gas procurement plans reviewed with commissions**
- **Regulated by various city and state jurisdictions**
  - Approximate range of 10 -11% authorized ROEs on 50% equity
  - Approximate combined rate base of $1.5 billion
  - Nearly $60 million in annualized rate increases obtained since January 2002; additional rate applications pending
- **A complementary unregulated commercial and industrial natural gas products and services business**
- **Operating Income: 2003: $202 MM**
  2002: $198 MM


MINNEAPOLIS
LITTLE ROCK
HOUSTON

CenterPoint Energy Entex
CenterPoint Energy Arkla
CenterPoint Energy Minnegasco

November 15, 2004
Banc of America 2004 Energy & Power Conference
21

CenterPoint Energy Resources Corp. Natural Gas Pipelines and Gathering Two FERC-regulated pipelines: Current system at or near capacity at peak Potential growth in cross haul transportation services Potential expansion opportunity driven by U.S. supply shifts An unregulated gas gathering subsidiary Minor liquids exposure Good growth potential overall; well-head/field compression monitoring services Pipelines strategically located at the center of the nation's gas transportation infrastructure Connected to over 20 other pipelines Operating Income: 2003: $158 MM 2002: $153 MM

Vision and Strategy

To Be Recognized As America's Leading Energy Delivery Company...and More Focused on domestic energy delivery businesses Focus on continental, U.S. market Focus on regulated energy delivery Will pursue carefully targeted growth opportunities Look for complementary businesses that leverage our core businesses Participate in industry consolidation Our Vision "...America's... Energy Delivery..." "...and More" Our corporate vision is simple and focused

Leverage scale and synergies Refine business model and remove barriers between business units Implement common processes Create a single, high performance culture Recognize our 130-year history Grow Get It Right Use best practices to achieve top quartile efficiency and operating performance Implement process-driven operational excellence Achieve high levels of service reliability and customer satisfaction Execute our regulatory plan to recover true-up balance and strengthen our balance sheet Focus on domestic energy delivery Expand existing core businesses Build and expand complementary and synergistic businesses Add new energy delivery businesses One Company Our strategy is reflected in three simple phrases: One Company, Get It Right and Grow

Financial Performance

TDU LDCs Pipelines Other TGN 390 137 123 -17 0 Natural Gas Distribution Pipelines & Gathering ($ in millions, except per share amounts) Electric Transmission & Distribution* Other Total Operating Income: $633 Financial Results Nine Months Ended September 30, 2004 * Results include $29mm operating income from Transition Bond Company and the reversal of $15mm of the reserve associated with the Final Fuel reconciliation.

Debt & Maturity Schedules As of September 30, 2004

(5) Borrowings under $250 million bank facility. (6) Advances under the $250 million receivables facility are not reflected as debt on the balance sheet. (7) The term loan and pollution control bonds are collateralized by general mortgage bonds. (8) For financial reporting purposes, the trust preferred is deconsolidated and, therefore $495 million of junior subordinated debentures issued to the trusts are reflected on CenterPoint Energy's consolidated financial statements. (9) For financial reporting purposes, the trust preferred is deconsolidated and, therefore, $6 million of junior subordinated debentures issued to the trust is reflected on the financial statements of CenterPoint Energy Resources Corp. (10) Borrowings under $250 million bank facility. 99% 1% CenterPoint Energy, Inc. ZENS Convertible Senior Notes Senior Notes Collateralized Pollution Control Bonds First Mortgage Bond Collateral General Mortgage Bond Collateral Uncollateralized Pollution Control Bonds Bank Loans Total CenterPoint Energy Resources Corp. (formerly Reliant Energy Resources Corp.) Debentures / Notes Convertible Subordinated Debentures Note Payable Bank Loans Total Off Balance Sheet Receivables Facility CenterPoint Energy Houston Electric, LLC (formerly Reliant Energy, Incorporated) First Mortgage Bonds General Mortgage Bonds Collateralized Term Loan Collateralized Pollution Control Bonds Total HL&P Capital Trust II / REI Trust I Texas Genco,LP NorAm Financing I Gas Pipelines Transition Bonds $676 $ 107 830 600 151 527 519 1,813 $4,547 Texas Genco GP, LLC Texas Genco LP, LLC Trust Preferred Securities $475 $ 2,242 77 36 0 $ 2,355 $151 $ 103 1,262 1,310 229 $2,904 CenterPoint Energy Transition Bond Company, LLC Trust Preferred Securities $0.4 (1) Principal amount on which 2% interest is paid is $840 million. The debt component reflected on financial statements is $106 million. The contingent principal amount payable at maturity is $850 million. (2) The collateralized pollution control bonds aggregating $678 million are obligations of CenterPoint Energy, Inc. However, CenterPoint Energy Houston Electric, LLC has issued first mortgage bonds aggregating $151 million and general mortgage bonds aggregating $527 million as collateral for the CenterPoint Energy, Inc. obligations. (3) The $2.3425 billion credit facility is secured by CenterPoint Energy's interest in the stock of Texas Genco Holdings, Inc. (4) Non-interest bearing obligation to a former affiliate related to monies previously advanced to CenterPoint Energy Resources Corp. by a third party and for which the former affiliate remains obligated. Payable in June 2005. Bank Loans $0 ($ in millions) Utility Holding, LLC (1) (2) (2) (3) (4) (5) (6) (7) (7) (8) (10) (9) Principal amounts of external debt and trust preferred securities As of September 30, 2004

Principal amounts of external debt and trust preferred securities As of September 30, 2004

Principal amounts of external debt and trust preferred securities As of September 30, 2004

Principal amounts of external debt and trust preferred securities As of September 30, 2004

Principal amounts of external debt and trust preferred securities As of September 30, 2004

Principal amounts of external debt and trust preferred securities As of September 30, 2004